UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 2005

(Exact name of registrant as specified in charter)

Ohio	0-850	34-6542451

(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification No.)

127 Public Square, Cleveland, Ohio		44114-1306

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (216) 689-6300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02 Results of Operations and Financial Condition

On July 19, 2005, the Registrant conducted a conference call/webcast to discuss its quarterly earnings and currently anticipated earnings trends. The slide presentation reviewed by the Registrant in the conference call/webcast follows as Annex A to this Item 2.02.

On July 19, 2005, the Registrant issued a press release announcing its earnings results for the three- and six-month periods ended June 30, 2005. This press release, dated July 19, 2005, is attached as Exhibit 99.1 to this report.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

99.1	The Registrant’s July 19, 2005, press release announcing its earnings results for the three- and six-month periods ended June 30, 2005.

ANNEX A

Second Quarter 2005 Review July 19, 2005 Speakers: Henry Meyer Jeff Weeden

PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 FORWARD-LOOKING STATEMENT DISCLOSURE This conference call and discussion, including related questions and answers, and presentation materials, contain forward-looking statements about issues such as anticipated third quarter and full-year 2005 earnings, anticipated levels of net loan charge-offs and nonperforming assets, and anticipated improvement in the profitability of KeyCorp. Forward-looking statements by their nature are subject to assumptions, risks and uncertainties. Actual results could differ materially from those contained in or implied by such forward-looking statements for a variety of factors including: (1) changes in interest rates; (2) failure of the economy to continue to improve, which could materially impact credit quality trends and our ability to generate loans; (3) increased competitive pressure among financial services companies; (4) inability to successfully execute strategic initiatives designed to grow revenues and/or manage expenses; (5) consummation of significant business combinations or divestitures; (6) operational or risk management failures due to technological or other factors; (7) new legal obligations or restrictions or unfavorable resolution of litigation; (8) disruption in the economy and general business climate as a result of terrorist activities or military actions; and (9) changes in accounting, tax or regulatory practices or requirements.

Strategic Overview Financial performance improved Indirect auto portfolios sold AEBF integrated into Key Equipment Finance Malone Mortgage acquisition announced

Financial Summary - 2Q05 vs. 2Q04 Reported EPS: $0.70 - up 20.7% ROE: 16.15% vs. 13.97% Net interest margin up 15 bps Solid commercial loan growth Asset quality remained solid Core deposits grew 7.9%

Summary of Operations $ in millions, except per share amounts Favorable (Unfav) 2Q05 vs. 2Q05 1Q05 2Q04 1Q05 2Q04 Net interest income (TE) $723 $714 $651 $9 $72 Noninterest income 486 500 491 (14) (5) Total revenue (TE) 1,209 1,214 1,142 (5) 67 Provision for loan losses 20 44 74 24 54 Noninterest expense 753 769 717 16 (36) Income before taxes (TE) 436 401 351 35 85 Income taxes and TE adjustments 145 137 112 (8) (33) Net income $291 $264 $239 $27 $52 Diluted earnings per common share $0.70 $0.64 $0.58 $0.06 $0.12 Return on Equity 16.15% 15.09% 13.97 % N/A N/A Net Charge-Offs $48 $54 $104 $6 $56 TE = Taxable Equivalent

Net Interest Margin (TE) 2000 2001 1Q02 2Q02 3Q02 2002 1Q03 2Q03 3Q03 2003 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 KEY 0.0369 0.0381 0.0393 0.0398 0.0399 0.0394 0.0386 0.0385 0.0373 0.0378 0.0373 0.0356 0.036 0.0363 0.0366 0.0371 Peer Median S&P Regional & Diversified Bank Indices 0.0415 0.042 0.0412 0.04 0.0388 0.0381 0.0362 0.0378 0.0368 0.0357 0.0361 0.0364 0.0366 TE = Taxable Equivalent

2002 1Q03 2Q03 3Q03 4Q03 2003 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 Average Loan Growth from Prior Year -0.0398 -0.0064 -0.0016 0 0.0192 0.0628 0.0949 0.0826 Consumer Loans 25.8 25.8 26.1 26.4 26.3 26.2 26.4 25.8 25.7 25.5 24.6 23.3 Commercial Loans 37 36.5 36.4 36.2 35.8 36.2 35.8 36.7 38 40.5 43.5 44.4 62.8 62.3 62.5 62.6 62.1 62.4 62.2 62.5 63.7 66 68.1 67.7 $ in billions Commercial Consumer Average Loans $37.0 25.8 $36.7 25.8 $35.8 26.4 $36.2 26.2 $38.0 25.7 $40.5 25.5 $43.5 24.6 $44.4 23.3

$ in billions 2002 1Q03 2Q03 3Q03 4Q03 2003 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 CD's 12.8 11.9 11.5 11 11 11.3 11 10.6 10.3 10.4 10.6 10.8 Average Core Deposit Growth from Prior Year 0.008 0.1005 0.0545 0.0483 0.0475 0.0678 0.0728 0.0783 Savings 2 2 2.1 2.1 2.1 2.1 2 2 2 1.9 2 2 Now & Mmda 13.8 16.7 17.7 18.4 18.7 17.9 18.9 19.8 20.5 21.5 21.6 22.3 dda 9.1 9.8 10.1 10.6 10.9 10.4 10.7 11 11.3 11.8 11.5 11.7 Total 37.7 40.4 41.4 42.1 42.8 41.7 42.6 43.4 44.1 45.7 45.7 46.8 DDA NOW/MMDA Savings CD's $9.1 13.8 2.0 12.8 Average Core Deposits $10.4 17.9 2.1 11.3 $10.7 18.9 2.0 11.0 $11.0 19.8 2.0 10.6 $11.3 20.5 2.0 10.3 $11.8 21.6 1.9 10.4 $11.5 21.6 2.0 10.6 $11.7 22.3 2.0 10.8

Net Charge-Offs to Average Loans (1) Continuing Portfolio 2000 2001 1Q02 2Q02 3Q02 2002 1Q03 2Q03 3Q03 4Q03 2003 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 KEY 0.0369 0.0381 0.0393 0.0398 0.0399 0.0124 0.0104 0.009 0.0077 0.0078 0.0088 0.0071 0.0067 0.0047 0.0084 0.0032 0.0029 0.0415 0.042 0.0412 0.0035 Peer Median S&P Regional & Diversified Bank Indices 0.0071 0.0057 0.006 0.0051 0.0058 0.0055 0.0036 0.0032 0.0032 0.0034 0.0027 (1)

NPAs to Loans and OREO 2002 1Q03 2Q03 3Q03 4Q03 2003 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 KEY 0.016 0.0154 0.0142 0.0137 0.012 0.0121 0.0108 0.0085 0.0071 0.0056 0.0055 0.005 Peer Median S&P Regional & Diversified Bank Indices 0.0086 0.0087 0.0081 0.0074 0.0072 0.0069 0.0065 0.0057 0.0053 0.005 0.0048

Allowance to Total Loans 2002 1Q03 2Q03 3Q03 4Q03 2003 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 KEY 0.0235 0.0227 0.0222 0.0224 0.0224 0.0226 0.0211 0.0201 0.0195 0.0168 0.0167 0.0162 Peer Median S&P Regional & Diversified Bank Indices 0.015 0.0148 0.0147 0.0145 0.0146 0.0141 0.014 0.0137 0.0133 0.0121 0.0119

Allowance to NPLs 2002 1Q03 2Q03 3Q03 4Q03 2003 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 KEY 1.54 1.57 1.68 1.77 2.03 2.03 2.22 2.81 3.21 3.6 3.7 3.75 Peer Median S&P Regional & Diversified Bank Indices 2.07 2.38 2.58 2.85 3.16 3.11 3.16

Tangible Equity to Tangible Assets 2002 1Q03 2Q03 3Q03 2003 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 KEY 0.0673 0.0671 0.069 0.0694 0.0694 0.0698 0.0664 0.0657 0.0635 0.0643 0.066 Peer Median S&P Regional & Diversified Bank Indices 0.065 0.0673 0.0655 0.0678 0.0679 0.0678 0.0649 0.0656 0.0635 0.0642

EPS Ranges 3Q05: $0.64 to $0.68 2005 F.Y.: $2.60 to $2.70 Financial Outlook and Long-Term Goals Long-Term Goals EPS: 8% to 10% Growth ROE: 16% to 18%

Appendix

Corporate and Investment Banking Financial Summary $ in millions % % % % % % % % Percent change 2Q05 vs. 2Q05 1Q05 2Q04 1Q05 2Q04 Total revenue (TE) $523 $489 $453 7.0% 15.5 % Provision for loan losses (2) (4) 25 50.0 N/M Noninterest expense 274 252 240 8.7 14.2 Net income 157 150 118 4.7 33.1 Percent of consolidated net income 54% 57% 49 % N/A N/A Average loans $34,943 $34,170 $28,012 2.3 24.7 Average deposits 9,691 8,781 7,867 10.4 23.2 Return on Equity 17.87% 17.26% 14.95 % N/A N/A Net Charge-Offs $16 $15 $40 6.7 (60.0) TE = Taxable Equivalent

Corporate and Investment Banking Line of Business Summary $ in millions P e r c e n t c h a n g e 2 Q 0 5 v s . 2 Q 0 5 1 Q 0 5 2 Q 0 4 1 Q 0 5 2 Q 0 4 C o r p o r a t e B a n k i n g T o t a l r e v e n u e ( T E ) $ 2 5 8 $ 2 5 9 $ 2 6 2 (.4) % (1.5) % N e t i n c o m e 7 5 8 1 6 0 (7.4) 2 5 . 0 A v e r a g e l o a n s 15,089 1 5 , 1 0 0 1 3 , 1 5 0 (.1) 1 4 . 7 Average deposits 7,952 7 , 2 5 6 6 , 6 5 1 9 . 6 1 9 . 6 Return on Equity 17.75% 1 9 . 3 3% 1 3 . 7 3 % N / A N / A N e t C h a r g e - O f f s $ 1 1 $ 1 0 $ 3 6 1 0 . 0 (69.4) K e y B a n k R e a l E s t a t e C a p i t a l T o t a l r e v e n u e ( T E ) $ 1 3 9 $ 1 0 4 $ 9 1 3 3 . 7% 5 2 . 7 % N e t i n c o m e 5 7 3 3 3 3 7 2 . 7 7 2 . 7 A v e r a g e l o a n s 10,962 1 0 , 1 1 9 7 , 7 5 2 8 . 3 4 1 . 4 Average deposits 1,728 1 , 5 1 4 1 , 2 0 2 1 4 . 1 4 3 . 8 Return on Equity 21.33% 1 2 . 4 8% 1 4 . 4 9 % N / A N / A N e t C h a r g e - O f f s $ 3 $ 4 ( $ 1 ) (25.0) N/M K e y E q u i p m e n t F i n a n c e T o t a l r e v e n u e ( T E ) $ 1 2 6 $ 1 2 6 $ 1 0 0 - 2 6 . 0 % N e t i n c o m e 2 5 3 6 2 5 (30.6) % - A v e r a g e l o a n s 8,892 8 , 9 5 1 7 , 1 1 0 (.7) 2 5 . 1 Average deposits 1 1 1 1 1 4 - (21.4) Return on Equity 13.23% 1 9 . 3 6% 2 0 . 0 3 % N / A N / A N e t C h a r g e - O f f s $ 2 $ 1 $ 5 1 0 0 . 0 (60.0) TE = Taxable Equivalent

Consumer Banking Financial Summary $ in millions Percent change 2Q05 vs. 2Q05 1Q05 2Q04 1Q05 2Q04 Total revenue (TE) $706 $728 $690 (3.0) % 2.3 % Provision for loan losses 22 48 49 (54.2) (55.1) Noninterest expense 484 477 475 1.5 1.9 Net income 125 127 104 (1.6) 20.2 Percent of consolidated net income 43% 48% 44 % N/A N/A Average loans $32,105 $33,354 $33,813 (3.7) (5.1) Average deposits 41,567 41,063 39,305 1.2 5.8 Return on Equity 20.76% 20.53% 16.99 % N/A N/A Net Charge-Offs $32 $39 $64 (17.9) (50.0) TE = Taxable Equivalent

Consumer Banking Line of Business Summary $ in millions Percent change 2Q05 vs. 2Q05 1Q05 2Q04 1Q05 2Q04 Community Banking Total revenue (TE) $566 $556 $547 1.8% 3.5 % Net income 97 86 82 12.8 18.3 Average loans 19,791 19,935 19,487 (.7) 1.6 Average deposits 41,128 40,661 38,940 1.1 5.6 Return on Equity 25.36% 22.75% 23.51 % N/A N/A Net Charge-Offs $21 $25 $27 (16.0) (22.2) Consumer Finance Total revenue (TE) $140 $172 $143 (18.6) % (2.1) % Net income 28 41 22 (31.7) 27.3 Average loans 12,314 13,419 14,326 (8.2) (14.0) Average deposits 439 402 365 9.2 20.3 Return on Equity 12.81% 17.01% 8.29 % N/A N/A Net Charge-Offs $11 $14 $37 (21.4) (70.3) TE = Taxable Equivalent

20

Net Charge-Offs to Average Loans

by Loan Type

Commercial


0.60%
0.56%
0.38%
0.32%
0.27%
0.23%
1Q04
2Q04
3Q04
4Q04
1Q05
2Q05

Consumer


0.87%
0.83%
0.62%
1.67%
0.40% (1)
0.42%
0.40%
1Q04
2Q04
3Q04
4Q04
1Q05
2Q05

(1) Continuing Portfolio

4Q01 1Q02 2Q02 3Q02 2002 1Q03 2Q03 3Q03 2003 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 KEY 0.44 0.451 0.461 0.444 0.447 0.424 0.415 0.396 0.405 0.39 0.375 0.367 0.376 0.384 0.381 Commercial Loans - Utilization

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KEYCORP

(Registrant)

Date: July 19, 2005	/s/ Lee Irving

	By:	Lee Irving
Executive Vice President
and Chief Accounting Officer